Filed Pursuant to Rule 497(e)
1933 Act:  033-98726
1940 Act:  811-09120

SUPPLEMENT TO THE
JANUARY 31, 2008 PROSPECTUS
OF
PRUDENT BEAR FUNDS, INC.

No Load Shares

The “SHAREHOLDER FEES” portion of the expense table on page 11 is supplemented as follows:

SHAREHOLDER FEES
(Fees paid directly from your investment)
	Prudent Bear Fund	Prudent Global Income Fund
Maximum Sales Change	No Sales Charge	No Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering price)
Maximum Deferred	No Deferred Sales Charge	No Deferred Sales Charge
Sales Charge (Load)
Maximum Sales Charge	No Sales Charge	No Sales Charge
(Load) Imposed on Reinvested
Dividends and Distributions
Redemption Fee	1.00%(1)	1.00%(1)
Exchange Fee	1.00%(2)	1.00%(2)

(1)           The redemption fee applies only to shares sold within 30 days of their purchase date.  Our transfer agent charges a fee of $15.00 for each wire redemption.

(2)           The exchange fee applies only to shares exchanged within 30 days of their purchase date.  Our transfer agent charges a fee of $5.00 for each telephone exchange.

The discussion under the caption “Market Timing Procedures” on page 24 is supplemented in its entirety as follows:

Marketing Timing Procedures

Frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares.  Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Prudent Bear Fund and the Prudent Global Income Fund by:

1)
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of Fund shares; and

2)	Imposing a 1% redemption fee on redemptions that occur within 30 days of the share purchase, and a 1% exchange fee on exchanges that occur within 30 days of the share purchase.

The redemption and exchange fees do not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans; but does apply to IRAs; or (c) shares redeemed through the systematic withdrawal plan.  For purposes of calculating the redemption or exchange period, the Funds use a “first-in, first-out” method, meaning the date of any redemption or exchange will be compared to the earliest purchase date.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.  Although the Prudent Bear Fund and the Prudent Global Income Fund have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners.  Until these systems limitations are resolved, the Funds reserve the right to waive their redemption and exchange fees for these intermediaries.  The Funds also reserve the right to waive their redemption and exchange fees for asset allocation programs established by financial intermediaries if the officers of the Funds determine that it is unlikely that investors in such asset allocation programs will engage in frequent purchases and redemptions of shares of the Funds.

The discussion under the caption “EXCHANGING NO LOAD SHARES” on page 26 is supplemented by adding the following sentence at the end of the discussion:

“Each Fund imposes a 1% exchange fee on the value of shares exchanged less than 30 days after purchase.”

The date of this Supplement is May 30, 2008